                                                                 EXHIBIT 10(eee)

                          PURCHASE AND SALE AGREEMENT


     THIS PURCHASE AND SALE AGREEMENT (the "Agreement") is made as of the 27th day of November, 2000 (the "Effective Date"), by and between OVERSEAS PARTNERS (MADISON PLAZA) LLC, an Illinois limited liability company ("Seller"), having an office at 115 Perimeter Center Place, Suite 940, Atlanta, Georgia 30346, and TST MADISON PLAZA, LLC, a Delaware limited liability company ("Purchaser"), having an office at 520 Madison Avenue, New York, New York 10022.


                             W I T N E S S E T H:


                                   ARTICLE I


                               PURCHASE AND SALE


     1.1  Agreement of Purchase and Sale.  Subject to the terms and conditions
          ------------------------------
hereinafter set forth, Seller agrees to sell and convey and Purchaser agrees to purchase the following:

          (a) that certain tract or parcel of land situated in Cook County, Illinois, more particularly described on Exhibit 1.1(a) attached hereto and
                                              --------------
     made a part hereof, together with all and singular the rights and appurtenances pertaining to such property, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way (the property described in clause (a) of this Section 1.1 being herein referred to collectively as the "Land");

          (b) the buildings, structures, fixtures and other improvements on the Land, including specifically, without limitation, that certain office building located thereon having a street address of 200 West Madison Street, Chicago, Illinois (the property described in clause (b) of this Section 1.1 being herein referred to collectively as the "Improvements");

          (c) all of Seller's right, title and interest in and to all tangible personal property upon the Land or within the Improvements, including specifically, without limitation, appliances, furniture, carpeting, draperies and curtains, artwork and sculptures, tools and supplies, equipment, computers, plans, specifications and other items of personal property (excluding cash, proprietary software, internal analyses, information regarding the marketing of the Land and Improvements for sale, submissions relating to Seller's obtaining of company authorization, attorney and accountant work product, or other information in the possession or control of Seller or Seller's property manager

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     which Seller reasonably deems proprietary) relating to and used exclusively in connection with the operation of the Land and the Improvements including, without limitation, the items listed on Exhibit 1.1(c) attached
                                                        --------------
     hereto and made a part hereof (the property described in clause (c) of this Section 1.1 being herein referred to collectively as the "Personal Property");

          (d) all of Seller's right, title and interest in and to all agreements listed and described on Exhibit 1.1(d) (the "Lease Schedule") attached
                             --------------
     hereto and made a part hereof, pursuant to which any portion of the Land or Improvements is used or occupied by anyone other than Seller (the property described in clause (d) of this Section 1.1 being herein referred to collectively as the "Leases"); and

          (e) all of Seller's right, title and interest in and to (i) the assignable contracts and agreements (collectively, the "Operating Agreements") listed and described on Exhibit 1.1(e) (the "Operating
                                          --------------
     Agreements Schedule") attached hereto and made a part hereof, relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property which will extend beyond the date of Closing (as such term is defined in Section 4.1 hereof, including specifically, without limitation, assignable equipment leases, which Purchaser elects to assume pursuant to Section 3.3 hereof, (ii) all assignable existing warranties and guaranties (expressed or implied) issued to Seller in connection with the Improvements or the Personal Property, (iii) all permits and licenses relating to the use and operation of the Land, Improvements or Personal Property and (iv) the name "Madison Plaza" (the property described in this Section 1.1(e) being sometimes herein referred to collectively as the "Intangibles").

     1.2  Property Defined.  The Land, the Improvements, the Personal Property,
          ----------------
the Leases and the Intangibles are hereinafter sometimes referred to collectively as the "Property."

     1.3. Permitted Exceptions.  The Property shall be conveyed subject to the
          --------------------
matters which are, or are deemed to be, Permitted Exceptions pursuant to Article II hereof (herein referred to collectively as the "Permitted Exceptions").

     1.4  Purchase Price.  Seller is to sell and Purchaser is to purchase the
          --------------
Property for a total of ONE HUNDRED SIXTY MILLION DOLLARS ($160,000,000) (the "Purchase Price").

     1.5  Payment of Purchase Price.  The Purchase Price, as increased or
          -------------------------
decreased by prorations and adjustments as herein provided, less the principal amount outstanding on the Existing Loan as of the date of Closing, shall be payable in full at Closing in cash by wire transfer of immediately available federal funds to the closing escrow with Escrow Agent (hereinafter defined).

     1.6  Earnest Money.  Within two (2) business days of the execution and
          -------------
delivery of this Agreement, Purchaser shall deposit with Commonwealth Land Title Insurance Company (the "Escrow Agent"), the sum of One Million Dollars ($1,000,000) in good funds, either by certified bank or cashier's check or by federal wire transfer (the "Earnest Money"). Buyer shall have the right to provide, in lieu of cash, an irrevocable, unconditional letter of credit in form reasonably satisfactory to Purchaser issued by a financial institution reasonably acceptable to Seller which may be presented in Chicago, Illinois.
The Escrow Agent shall hold the Earnest Money in an interest-bearing account in accordance with the terms and conditions of an escrow agreement entered into among Seller, Purchaser and Escrow Agent simultaneously with the execution of this Agreement. All interest accruing on such sum shall become a part of the Earnest Money and shall be distributed as Earnest Money in accordance with the terms of this Agreement.

     1.7  Existing Loan.
          -------------

          (a) Assumption of Existing Loan.  It shall be a condition to
              ---------------------------
     Purchaser's obligation to close the purchase of the Property that Lender (as defined below) consent to the sale of the Property to Purchaser subject to the mortgage securing the Existing Loan (as defined below) and the assumption by Purchaser of the Existing Loan, on the terms and conditions set forth in Section 1.7(b) below, prior to the expiration of the Inspection Period. The "Existing Loan" shall mean that certain loan in the original principal amount of $125,000,000 from New York Life Insurance Company ("Lender") to Seller, having an outstanding principal balance as of the Effective Date of approximately $122,438,176.

          (b) Approval by Lender. Seller and Purchaser, at Purchaser's sole
              ------------------
     expense, shall together promptly endeavor to obtain (i) Lender's written consent to Purchaser's assumption of the Existing Loan, (ii) Lender's agreement to release Seller, Overseas Partners Capital Corp. ("OPCC") and Overseas Holding Company, Inc. ("OHC") from all obligations and liability relating to the Existing Loan relating to the period from and after the date of Closing, and (iii) an estoppel certificate from Lender concerning the Existing Loan confirming (A) that the Existing Loan is not in default,
     (B) the outstanding principal balance of the Existing Loan, (C) that the Existing Loan Documents are all of the documents in connection with the Existing Loan, and (D) such other facts regarding the Existing Loan as Purchaser may reasonably require. In connection with the request for Lender's approval, Purchaser shall promptly supply to Lender such information and documentation as is required by Lender and, if necessary, shall provide a credit-worthy entity to assume the obligations of the "Guarantor" under the Existing Loan Documents. Purchaser's assumption of the Existing Loan is subject to the aforesaid consent of Lender to such assumption and the release by Lender of Seller, OPCC and OHC. If such consent and release are not obtained and Purchaser does not terminate this Agreement prior to the end of the Inspection Period pursuant to Section 3.2 hereof, Seller and Purchaser shall each have the right to extend the date by which such consent and release are to be obtained by up to thirty (30) days by delivering written notice of such extension to the other party on or prior to the expiration of the Inspection Period. If such consent and release are not obtained by such extended date, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser. The aforesaid consent shall not be deemed to have been given if it requires any modifications to the Existing Loan Documents which are adverse to Purchaser or requires the payment of any fees or costs not provided in the Existing Loan Documents which are not payable by Purchaser hereunder, unless Seller agrees to pay such fees or costs.

          (c) Payment of Fees and Charges.  Purchaser shall pay all fees and
              ---------------------------
     charges of Lender for the assumption of the Existing Loan as provided in the Existing Loan Documents, including, without limitation, the 0.75% assumption fee and any additional amounts that may be charged by Lender for transaction costs and attorney's fees. Purchaser shall also pay any servicing fee actually charged by Lender in connection with the request for consent to the assumption of the Existing Loan.



                                  ARTICLE II

                               TITLE AND SURVEY

     2.1  Title Examination; Commitment for Title Insurance.  Purchaser shall
          -------------------------------------------------
have until the expiration of the Inspection Period (defined in Section 3.1 hereof) to examine title to the Property. Within five (5) business days following the execution and delivery of this Agreement, Seller shall deliver to Purchaser and the Surveyor (hereinafter defined), a current ALTA title insurance commitment (the "Title Commitment") covering the Land and Improvements from Commonwealth Land Title Insurance Company (the "Title Company"), showing all matters affecting title to the Property and binding the Title Company to issue at Closing an Owner's Policy of Title Insurance in the full amount of the Purchase Price pursuant to Section 2.4 hereof, together with copies of all instruments referenced in Schedule B thereof.

     2.2  Survey.  Seller has delivered to Purchaser a copy of the existing
          ------
survey of the Property dated May 7, 1998 (the "Existing Survey") prepared by Chicago Guaranty Survey Company (the "Surveyor"). Within ten (10) business days following the execution and delivery of this Agreement, Seller shall deliver to Purchaser and the Title Company an updated survey of the Property (the "Survey") dated after November 16, 2000, prepared by the Surveyor in accordance with the same ALTA standards as the Existing Survey and certified to Seller, Purchaser, Lender and the Title Company.

     2.3  Title Objections; Cure of Title Objections.  Purchaser shall have
          ------------------------------------------
until the expiration of the Inspection Period to notify Seller, in writing, of such objections as Purchaser may have to anything contained in the Title Commitment or the Survey. Any item contained in the Title Commitment or any matter shown on the Survey to which Purchaser does not object during the Inspection Period shall be deemed a Permitted Exception. In the event Purchaser shall notify Seller of objections to title or to matters shown on the Survey prior to the expiration of the Inspection Period, Seller shall have the right, but not the obligation, to cure such objections. Within five (5) business days after receipt of Purchaser's notice of objections, Seller shall notify Purchaser in writing whether Seller elects to cure such objections, provided, however, Seller must cure liens of a definite or ascertainable amount (other than the liens securing the Existing Loan). If Seller elects to cure, and provided that Purchaser shall not have terminated this Agreement in accordance with Section
3.2 hereof, Seller shall have until the date of Closing to remove, satisfy or cure the same and for this purpose Seller shall be entitled to a reasonable adjournment of the Closing if additional time is required, but in no event shall the adjournment exceed thirty (30) days after the date for Closing set forth in
Section 4.1 hereof.  If Seller elects
not to cure any objections specified in Purchaser's notice, other than those Seller is required to cure pursuant to this Section 2.3, Purchaser shall have the following options: (i) to accept a conveyance of the Property subject to the Permitted Exceptions, specifically including any matter objected to by Purchaser which Seller is unwilling or unable to cure, and without reduction of the Purchase Price; or (ii) to terminate this Agreement by sending written notice thereof to Seller, and upon delivery of such notice of termination, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser, and thereafter neither party hereto shall have any further rights, obligations or liabilities hereunder except to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement. If Seller notifies Purchaser that Seller does not intend to cure any title objection which it is not required to cure pursuant to this Section 2.3, Purchaser shall, within five (5) business days after such notice has been given, notify Seller in writing whether Purchaser shall elect to accept the conveyance under clause (i) or to terminate this Agreement under clause (ii).

     2.4  Title Policy.  It shall be a condition to Closing that Purchaser
          ------------
receive from the Title Company an ALTA Owner's Policy of Title Insurance (the "Title Policy") covering the Land and Improvements, in the full amount of the Purchase Price with "extended coverage", ALTA Form 3.1 zoning endorsement (including parking requirements) and such other endorsements as Purchaser may reasonably require, subject to the following matters, which shall be deemed to be Permitted Exceptions:

          (a) the rights of tenants, as tenants only, under the Leases and any new Leases entered into between the Effective Date and Closing and, where required, approved by Purchaser in accordance with the terms of this Agreement;

          (b) the lien of all ad valorem real estate taxes and assessments not yet due and payable as of the date of Closing;

          (c) local, state and federal laws, ordinances or governmental regulations, including but not limited to, building and zoning laws, ordinances and regulations, now or hereafter in effect relating to the Property;

          (d) the mortgage and other instruments securing the Existing Loan; and

          (e) items appearing of record or shown on the Survey and, in either case, not objected to by Purchaser or waived or deemed waived by Purchaser in accordance with Sections 2.3 or 2.5 hereof.

     2.5  Pre-Closing "Gap" Title Defects.  Whether or not Purchaser shall have
          -------------------------------
     furnished to Seller any notice of title objections pursuant to the foregoing provisions of this Agreement, Purchaser may, at or prior to Closing, notify Seller in writing of any objections to title first raised by the Title Company or the Surveyor between (a) the effective date of the Title Commitment referred to above (as such Title Commitment may be amended no later than three (3) business days prior to the expiration of the Inspection Period), and (b) the date on which the transaction contemplated herein is scheduled to close. With respect to any objections to title set forth in such notice, Seller shall have the same option or obligation to cure and Purchaser shall have the same option to accept title subject to such matters or to terminate this Agreement as those which apply to any notice of objections made by Purchaser before the expiration of the Inspection Period. In addition, Seller shall be obligated to cure any matters caused by the intentional acts of Seller which were not approved by Purchaser. If Seller elects to cure any such matters, the date for Closing shall be automatically extended by a reasonable additional time to effect such a cure, but in no event shall the extension exceed thirty
     (30) days after the date for Closing set forth in Section 4.1 hereof.


                                  ARTICLE III

                               INSPECTION PERIOD

     3.1  Right of Inspection.  During the period which began on November 9,
          -------------------
2000 and which ends at 5:00 p.m. (local time at the Property) on the earlier to occur of (a) the date which is thirty (30) days following the Effective Date, or
(b) December 29, 2000 (hereinafter referred to as the "Inspection Period"), Purchaser shall have the right to make a physical inspection of the Property, to perform tests on the Property and to examine at such place or places at the Property, in the offices of the property manager or elsewhere as the same may be located, any operating files maintained by Seller or its property manager in connection with the leasing, maintenance and/or management of the Property, including, without limitation, the Leases, lease files, Operating Agreements, bills, invoices, receipts and other general records (including computer records) relating to the income and expenses of the Property, correspondence, surveys, plans and specifications, warranties for services and materials provided to the Property, engineering reports, physical inspection reports, licenses, permits, financial statements for the years 1998, 1999 and 2000 to date, environmental audits and similar materials, but excluding materials not directly related to the leasing, maintenance and/or management of the Property such as Seller's limited liability company agreement, internal memoranda, accounting records of Seller not related to the Property, income tax records and similar proprietary or confidential information. Purchaser shall also have the right to interview tenants at the Property provided Purchaser gives Seller reasonable prior written notice thereof, Seller approves the matters to be discussed with the tenant and Seller has a representative present at such interview. Seller shall deliver to Purchaser copies of the items listed on Exhibit 3.1 attached hereto. Purchaser
                                        -----------
understands and agrees that any on-site inspections or testing of the Property shall be conducted upon at least twenty-four (24) hours' prior written notice to Seller and in the presence of Seller or its representative. Any such inspections and testing shall be performed by companies selected by Purchaser and approved by Seller, which approval shall not be unreasonably withheld. Purchaser agrees to repair any damage to the Property and to indemnify Seller against and hold Seller harmless from any claim for liabilities, costs, expenses (including reasonable attorneys' fees actually incurred) damages or injuries arising out of or resulting from the inspection or testing of the Property by Purchaser or its consultants or agents, and notwithstanding anything to the contrary in this Agreement, such obligation to repair and to indemnify and hold harmless Seller shall survive Closing or any termination of this Agreement for a period of two hundred seventy (270) days. Purchaser shall maintain and shall ensure that Purchaser's consultants maintain public liability and property damage insurance in the amount of $1,000,000 and in form and substance adequate to insure against liability of Purchaser and its consultants, respectively, and each of its agents, employees or contractors, arising out of the inspections or testing. All inspections and testing shall occur at reasonable times agreed upon by Seller and Purchaser and shall be conducted so as not to interfere unreasonably with use of the Property by Seller or its tenants.

     3.2  Right of Termination. Seller agrees that in the event Purchaser
          --------------------
determines (such determination to be made in Purchaser's sole discretion) that the Property is not suitable for its purposes, Purchaser shall have the right to terminate this Agreement by giving written notice thereof to Seller prior to the expiration of the Inspection Period. If Purchaser gives such notice of termination within the Inspection Period, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser. Time is of the essence with respect to the provisions of this Section 3.2. If Purchaser falls to give Seller a notice of termination prior to the expiration of the Inspection Period, Purchaser shall no longer have any right to terminate this Agreement under this
Section 3.2 and shall be bound to proceed to Closing and consummate the transaction contemplated hereby pursuant to the terms of this Agreement.

     3.3  Assumption of Operating Agreements.  Prior to the expiration of the
          ----------------------------------
Inspection Period, Purchaser shall notify Seller of those Operating Agreements which Purchaser does not desire to assume which are either (a) terminable upon not more than thirty (30) days notice without cost to Seller, or (b) terminable with cost to Seller and Purchaser agrees to pay such cost. Seller shall use reasonable efforts to cause such Operating Agreements to be terminated effective as of Closing, provided however, if such Operating Agreements can not be terminated as of Closing, Purchaser shall assume such Operating Agreements for the period from Closing until termination. Except as specifically to the contrary provided herein, all management, leasing and brokerage agreements relating to the Property shall be terminated as of Closing.

                                  ARTICLE IV

                                    CLOSING

     4.1  Time and Place.  The consummation of the transaction contemplated
          --------------
hereby ("Closing") shall be held at the offices of the Escrow Agent in Chicago, Illinois at 10:00 a.m. on the date which is the later to occur of (a) five (5) business days following receipt by Seller and Purchaser of Lender's written consent to the assumption of the Existing Loan by Purchaser and the release of Seller, OPCC and OHC, or (b) January 12, 2001, or such earlier date mutually agreed to by Seller or Purchaser. At Closing, Seller and Purchaser shall perform the obligations set forth in, respectively, Section 4.2 and Section 4.3, the performance of which obligations shall be concurrent conditions.

     4.2  Seller's Obligations at Closing.  At Closing, Seller shall:
          -------------------------------

          (a) deliver to Purchaser a duly executed special warranty deed (the "Deed") in the form attached hereto as Exhibit 4.2(a), conveying the Land
                                            --------------
     and Improvements, subject only to the Permitted Exceptions;

          (b) deliver to Purchaser a duly executed bill of sale conveying the Personal Property and assigning the Intangibles with warranty of title as to the Personal Property listed on Exhibit 1.1(c) (other than the sculpture
                                        --------------
     located on the plaza), and without warranty, expressed or implied, as to merchantability and fitness for any purpose, in the form attached hereto as
     Exhibit 4.2(b);
     --------------

          (c) assign to Purchaser, and Purchaser shall assume, the landlord/lessor interest in and to the Leases by duly executed assignment and assumption agreement in the form attached hereto as Exhibit 4.2(c)
                                                             --------------
     pursuant to which (i) Seller shall indemnify Purchaser and hold Purchaser harmless from and against any and all claims pertaining to the Leases relating to periods prior to Closing and (ii) Purchaser shall indemnify Seller and hold Seller harmless from and against any and all claims pertaining to the Leases relating to periods from and after the Closing, including without limitation, claims made by tenants with respect to tenants' security deposits to the extent paid, credited or assigned to Purchaser;

          (d) to the extent assignable, assign to Purchaser, and Purchaser shall assume, Seller's interest in the Operating Agreements which are not terminated in accordance with Section 3.3 hereof by duly executed assignment and assumption agreement in the form attached hereto as Exhibit
                                                                        -------
     4.2(d) pursuant to which (i) Seller shall indemnify Purchaser and hold
     ------
     Purchaser harmless from and against any and all claims pertaining to such Operating Agreements relating to periods prior to Closing and (ii) Purchaser shall indemnify Seller and hold Seller harmless from and against any and all claims pertaining to such Operating Agreements relating to periods from and after the Closing;

          (e) deliver to Purchaser such Tenant Estoppels (as defined in Section 4.6(d) hereof) as are received by Seller and such Seller Estoppels (as defined in Section 4.6(d) hereof) as Seller is required to deliver pursuant to Section 4.6(d);

          (f) join with Purchaser to execute a notice in form and content reasonably satisfactory to Purchaser and Seller which Purchaser shall send to each tenant under each of the Leases informing such tenant of the sale of the Property and of the assignment to Purchaser of Seller's interest in, and obligations under, the Leases (including, if applicable any security deposits) and directing that all rent and other sums payable after the Closing under each such Lease shall be paid as set forth in the notice;

          (g) deliver to Purchaser a certificate, dated as of the date of Closing and executed on behalf of Seller by a duly authorized officer thereof, stating that the representations and warranties of Seller contained in this Agreement are true and correct in all material respects as of the date of Closing (with appropriate modifications of those representations and warranties made in Section 5.1 hereof which are necessary to reflect any changes therein including without limitation any changes resulting from actions permitted under Section 5.4 hereof and an updated Lease Schedule) or identifying any representation or warranty which is no longer true and correct and explaining the state of facts giving rise to the change. In no event shall Seller be liable to Purchaser for, or be deemed to be in default hereunder by reason of, any breach of representation or warranty which results from any change that (i) occurs between the Effective Date and the date of Closing and (ii) is expressly permitted under the terms of this Agreement or is beyond the reasonable control of Seller to prevent (and is not caused by a breach of a covenant of Seller hereunder); provided, however, that the occurrence of a change which is permitted hereunder or is beyond the reasonable control of Seller to prevent shall, if materially adverse to Purchaser, constitute the non-fulfillment of the condition set forth in Section 4.6(b); if, despite changes or other matters described in such certificate, the Closing occurs, Seller's representations and warranties set forth in this Agreement shall be deemed to have been modified by all statements made in such certificate;

          (h) deliver to Purchaser such evidence as Purchaser's counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Seller;

          (i) deliver to Purchaser an affidavit duly executed by Seller stating that Seller is not a "foreign person" as defined in the Federal Foreign Investment in Real Property Tax Act of 1980 and the 1984 Tax Reform Act;

          (j) deliver to Purchaser originals (if in Seller's possession) or copies of the Leases, Operating Agreements and licenses and permits, if any, in the possession of Seller or Seller's agents, together with such leasing and property files and records (including computer files) which are material in connection with the continued operation, leasing and maintenance of the Property. Provided Purchaser then owns the Property, Purchaser shall cooperate with Seller for a period of seven (7) years after Closing in case of Seller's need in response to any legal requirement, a tax audit, tax return preparation or litigation threatened or brought against Seller, by allowing Seller and its agents or representatives access, upon reasonable advance notice (which notice shall identify the nature of the information sought by Seller), at all reasonable times to examine and make copies of any and all instruments, files and records, which right shall survive the Closing;

          (k) deliver to Purchaser an assignment and assumption agreement relating to the Existing Loan pursuant to which Seller assigns the Existing Loan to Purchaser without recourse and Purchaser assumes all obligations of Seller under the Existing Loan;

          (l) deliver to Purchaser possession and occupancy of the Property, subject to the Permitted Exceptions;

          (m) deliver to the Title Company such documents as may be required by the Title Company to issue the Title Policy, including a gap undertaking and ALTA statement; and

          (n) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

     4.3  Purchaser's Obligations at Closing.  At Closing, Purchaser shall:
          ----------------------------------

          (a) pay to Seller the full amount of the Purchase Price, as increased or decreased by prorations and adjustments as herein provided, in immediately available wire transferred funds pursuant to Section 1.5 above, it being agreed that at Closing the Earnest Money shall be delivered to Seller and applied towards payment of the Purchase Price;

          (b) join Seller in execution of the instruments described in Sections 4.2(c), 4.2(d), 4.2(f) and 4.2(k) above;

          (c) deliver to Seller a certificate executed by Purchaser confirming that the representations and warranties of Purchaser set forth in Section
     5.5 are true and correct on the date of Closing;

          (d) deliver a complete release of Seller, OPCC and OHC from all liability and obligations relating to the period from and after Closing in connection with the Existing Loan signed by Lender;

          (e) deliver to Seller such evidence as Seller's counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser; and

          (f) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

     4.4  Credits and Prorations.
          ----------------------

          (a) The following shall be apportioned with respect to the Property as of 12:01 a.m., on the day of Closing, as if Purchaser were vested with title to the Property during the entire day upon which Closing occurs:

               (i) rents, if any, as and when collected (the term "rents" as used in this Agreement includes all payments due and payable by tenants under the Leases);

               (ii) general real estate taxes and assessments ("Taxes") levied against the Property which are payable in the year of the Closing in accordance with Section 4.4(b)(ii) below;

               (iii) payments under the Operating Agreements being assumed by Purchaser;

               (iv) gas, electricity and other utility charges for which Seller is liable, if any, such charges to be apportioned at Closing on the basis of the most recent meter reading occurring prior to Closing;

               (v) accrued and unpaid interest under the Existing Loan for the month in which the Closing occurs; and

               (vi) any other operating expenses or other items pertaining to the Property which are customarily prorated between a purchaser and a seller in the area in which the Property is located.

     (b)  Notwithstanding anything contained in the foregoing provisions:

               (i) At Closing, (A) Seller shall, at Seller's option, either deliver to Purchaser any security deposits actually held by Seller pursuant to the Leases or credit to the account of Purchaser the amount of such security deposits (to the extent such security deposits are not applied against delinquent rents as shown on the Lease Schedule or otherwise as provided in the Leases), and (B) Purchaser shall credit to the account of Seller all refundable cash or other deposits posted with utility companies serving the Property, or, at Seller's option, Seller shall be entitled to receive and retain such refundable cash and deposits.

               (ii) Purchaser acknowledges that Taxes assessed in a calendar year are payable one year in arrears and in two installments. Seller shall be responsible for the payment of all Taxes due and payable up to the Closing. If the Closing occurs in the year 2000, Seller shall receive a credit for Taxes paid in the year 2000 for the period from the date of Closing to the end of the year. If the Closing occurs in the year 2001, Purchaser shall receive a credit for the period from January 1, 2001 to the day preceding the date of Closing based on the greater of (a) Seller's estimate of Taxes payable in year 2001 for purposes of collecting from tenants their proportionate share of such Taxes, and (b) the Taxes paid in the year 2000 (the "Tax Proration Credit"). Purchaser shall be responsible for the payment of the Taxes payable in 2001. To the extent that the actual Taxes paid in 2001 differs from the amount on which the proration was based, the parties agree to reprorate such Taxes within thirty (30) days of receipt of the actual tax bill applicable to such period. Seller shall pay all installments of special assessments due and payable prior to the date of Closing and Purchaser shall pay all installments of special assessments due and payable on and after the date of Closing. Notwithstanding the foregoing terms of this section, Seller shall have no obligation to pay (and Purchaser shall not receive a credit at Closing for) any Taxes to the extent that Purchaser is entitled after Closing to reimbursement of Taxes, or the recovery of any increase in Taxes, from the tenants under the Leases, regardless of whether Purchaser actually collects such reimbursement or increased taxes and assessments from such tenants, it being understood and agreed by Purchaser and Seller that (a) as between Purchaser and Seller, Purchaser shall be responsible for payment of all of such Taxes and
          (b) the burden of collecting such reimbursements shall be solely on Purchaser.

               (iii) As to gas, electricity and other utility charges referred to in Section 4.4(a)(iv) above, Seller may on notice to Purchaser elect to pay one or more of all of said items accrued to the date hereinabove fixed for apportionment directly to the person or entity entitled thereto, and to the extent Seller so elects, such item shall not be apportioned hereunder, and Seller's obligation to pay such item directly in such case shall survive the Closing.

               (iv) Purchaser shall be responsible for the payment of (A) all Tenant Inducement Costs (as hereinafter defined) and leasing commissions which become due and payable (whether before or after Closing) as a result of any renewals or expansions of existing Leases or new Leases entered into between November 9, 2000 and the date of Closing (other than those which are the Seller's responsibility to pay as described below), (B) the unused portion of the tenant improvement allowance payable to National Futures Association in the amount of $162,450, and (C) all Tenant Inducement Costs and leasing commissions with respect to new Leases or renewals or expansions entered into by Purchaser after Closing (other than those which are Seller's responsibility to pay as described below), including leasing commissions payable to Overseas Management, Inc. with respect to new leases or renewals or expansions of existing Leases entered into by Purchaser within one hundred eighty (180) days after Closing with the parties shown on Exhibit 4.4(b)(iv)(A) attached hereto and such other
                           ------------------
          parties with whom substantive discussions have taken place and to whom lease proposals approved, in writing, by Seller's asset manager and Purchaser have been sent after the Effective Date. If, as of the date of Closing, Seller shall have paid any Tenant Inducement Costs or leasing commissions for which Purchaser is responsible pursuant to the foregoing provisions, Purchaser shall reimburse Seller therefor at Closing. Except as provided above, Seller shall be responsible for the payment of all Tenant Inducement Costs and leasing commissions which become due and payable with regard to (y) renewals, expansions and new leases entered into prior to November 9, 2000, and (z) the renewals, expansions and new leases described on Exhibit 4.4(b)(iv)(B) attached hereto, entered into on or after November 9, 2000 to the extent of the amounts set forth thereon. For purposes hereof, the term "Tenant Inducement Costs" shall mean reasonable attorneys' fees and costs incurred in connection with the preparation and negotiation of a new Lease or a renewal or expansion of an existing Lease and any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement costs, space planning costs, construction management fees, lease buyout costs, and moving, design and refurbishment allowances. The term "Tenant Inducement Costs" shall not include any mid-term decorating or carpeting allowances or the loss of income resulting from any free rental period, it being agreed that Seller shall bear the loss resulting from any free rental period until the date of Closing and that Purchaser shall bear such loss from and after the date of Closing.

               (v) Unpaid and delinquent rent collected by Seller and Purchaser after the date of Closing shall be delivered as follows: (a) if Seller collects any unpaid or delinquent rent for the Property, Seller shall, promptly after the receipt thereof, deliver to Purchaser any such rent which Purchaser is entitled to hereunder relating to the date of Closing and any period thereafter, and (b) if Purchaser collects any unpaid or delinquent rent from the Property, Purchaser shall, promptly after the receipt thereof, deliver to Seller any such rent which Seller is entitled to hereunder relating to the period prior to the date of Closing. Seller and Purchaser agree that all rent received by Seller or Purchaser after the date of Closing shall be applied first to current rentals and then to delinquent rentals, if any, in inverse order of maturity. Purchaser will make a good faith effort after Closing to collect all rents in the usual course of Purchaser's operation of the Property, but Purchaser will not be obligated to institute any lawsuit or other collection procedures to collect delinquent rents. In the event that there shall be any rents or other charges under any Leases which, although relating to a period prior to Closing, do not become due and payable until after Closing or are paid prior to Closing but are subject to adjustment after Closing (such as real estate tax escalations, year end operating expense reimbursements and the like), then any rents or charges of such type received by Purchaser or its agents or Seller or its agents subsequent to Closing (or any amounts overpaid by tenants) shall, to the extent applicable to a period extending through the Closing, be prorated between Seller and Purchaser as of Closing and Seller's portion thereof shall be remitted promptly to Seller by Purchaser or to Purchaser by Seller, as applicable.

     (c) If at any time following the Closing, the amount of an item listed in this section 4.4 shall prove to be incorrect (whether as a result in an error in calculation or a lack of complete and accurate information as of the date of Closing), the party in whose favor the error was made shall promptly pay to the other party the sum necessary to correct such error upon receipt of proof of such error, provided that such proof is delivered to the party from whom payment is requested on or before the date that is ninety (90) days following the end of the year in which the Closing occurs. Purchaser and Seller shall reasonably cooperate with each other in providing any applicable information necessary to determine whether such error exists.

     (d)  The provisions of this Section 4.4 shall survive Closing.

     4.5  Closing Costs.  Seller shall pay (a) the fees of any counsel
          -------------
representing it in connection with this transaction, (b) the fee for the title examination and the Title Commitment and the premium for the Owner's Policy of Title Insurance (with extended coverage and ALTA 3.1 zoning endorsement with parking) to be issued to Purchaser by the Title Company at Closing, (c) the cost of the Survey, (d) the transfer tax imposed by the State of Illinois and the County of Cook, and (e) one-half (1/2) of any escrow or closing fees which may be charged by the Escrow Agent or Title Company. Purchaser shall pay (v) the fees of any counsel representing Purchaser in connection with this transaction;
(w) the fees for recording the deed conveying the Property to Purchaser; (x) the fee for any other endorsements required by Purchaser to the Owner's Policy of Title Insurance to be issued to Purchaser by the Title Company at Closing; (y) the transfer tax imposed by the City of Chicago; and (z) one-half (1/2) of any escrow or closing fees charged by the Escrow Agent or Title Company. All other costs and expenses incident to this transaction and the closing thereof shall be paid by the party incurring same.

     4.6  Conditions Precedent to Obligation of Purchaser.  The obligation of
          -----------------------------------------------
Purchaser to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Purchaser in its sole discretion:

          (a) Seller shall have delivered to Purchaser all of the items required to be delivered to Purchaser pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.2.

          (b) All of the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the date of Closing.

          (c) Seller shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Seller as of the date of Closing.

          (d) Seller shall have received and provided to Purchaser estoppel certificates dated no earlier than December 13, 2000, substantially in the form attached hereto as Exhibit 4.6(d)(i) or the form attached to the
                             -----------------
     applicable Lease (a "Tenant Estoppel"), and reasonably acceptable to Purchaser, from the tenants listed on Exhibit 4.6(d)(ii) (the "Major
                                           ------------------
     Tenants") and from other tenants which, together with the Major Tenants, in the aggregate lease at least eighty percent (80%) of the occupied rentable square footage of the Improvements. In the event that Seller is unable to deliver the applicable percentage of Tenant Estoppels as provided above, Seller shall execute and deliver to Purchaser at Closing, on behalf of any one or more tenants which shall have failed to provide the required Tenant Estoppel, other than a Major Tenant, estoppel certificates in substantially the form attached hereto as Exhibit 4.6(d)(iii) (a "Seller Estoppel") so
                                 -------------------
     that the applicable percentage of estoppels set forth above is satisfied by Tenant Estoppels and Seller Estoppels and this condition shall be satisfied thereby. In the event Seller is unable to deliver a Tenant Estoppel for a Major Tenant, Purchaser shall have the right to require Seller to deliver at Closing a Seller Estoppel for such Major Tenant and the condition for delivery of a Tenant Estoppel for such Major Tenant shall be satisfied thereby. Seller's liability under any such Seller Estoppel so executed and delivered by Seller shall cease and terminate upon the receipt by Purchaser following the Closing of a duly executed Tenant Estoppel from the applicable tenant confirming the matters set forth in the Seller Estoppel.

In the event any of the foregoing conditions are not fulfilled or waived by Purchaser by Closing, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser.

     4.7  Conditions Precedent to Obligation of Seller.  The obligation of
          --------------------------------------------
Seller to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Seller in its sole discretion:

          (a) Seller shall have received the Purchase Price as adjusted pursuant to and payable in the manner provided for in this Agreement.

          (b) Purchaser shall have delivered to Seller all of the items required to be delivered to Seller pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.3.

          (c) All of the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the date of Closing.

          (d) Purchaser shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Purchaser as of the date of Closing.

In the event any of the foregoing conditions are not fulfilled or waived by Seller by Closing, this Agreement shall terminate and the Earnest Money shall be retained by Seller as its sole and exclusive remedy.


                                   ARTICLE V

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

     5.1  Representations and Warranties of Seller.  Seller hereby makes the
          ----------------------------------------
following representations and warranties to Purchaser as of the Effective Date:

          (a) Organization and Authority.  Seller has been duly organized and is
              --------------------------
     validly existing under the laws of the State of Illinois. Seller has the full right and authority to enter into this Agreement and to transfer all of the Property to be conveyed by Seller pursuant hereto and to consummate or cause to be consummated the transactions contemplated herein to be made by Seller. The person signing this Agreement on behalf of Seller is authorized to do so. This Agreement and all documents executed by Seller at Closing are and will be the legal, valid and binding obligations of Seller and will not violate any provision of any agreement or judicial order to which Seller or the Property is subject.

          (b) Pending Actions.  Except for personal injury actions which are
              ---------------
     covered by insurance, there is no action, suit, arbitration, unsatisfied order or judgment, governmental investigation or proceeding pending, or to Seller's knowledge, threatened, against the Property.

          (c) Leases.  Seller is the lessor or landlord or the successor lessor
              ------
     or landlord under the Leases. Except as set forth in the Lease Schedule, there are no other leases or occupancy agreements to which Seller is a party affecting the Property and no security deposits listed thereon has been applied by Seller against amounts owed by the applicable tenant. Except as otherwise set forth in the Leases, to Seller's knowledge, no presently effective rent concessions have been given to any tenants and no rent has been paid in advance by any tenants respecting a period subsequent to the month of Closing. Except as set forth in the Lease Schedule, no tenants have asserted in writing any claims, defenses or offsets to rent accruing from and after the date of Closing. To Seller's knowledge, except as set forth in the Lease Schedule, no material default, delinquency or breach exists on the part of any tenant. There are no material defaults or breaches on the part of the landlord under any Lease. No tenant has any right of first refusal, option or other right to purchase the Property. In the event that any Tenant Estoppel delivered to Purchaser with respect to any Lease shall contain any statement of fact, information or other matter which is inconsistent with the matters stated in Seller's representations in this Section 5.1(c), the Tenant Estoppel shall control and Seller shall have no liability for any claim based upon a breach of representation regarding such statement of fact, information or other matter contained in the Tenant Estoppel. Notwithstanding anything to the contrary contained in this Agreement, Seller does not represent or warrant that any particular Lease will be in force or effect at Closing or that the tenants under the Leases will have performed their obligations thereunder. The termination of any Lease prior to Closing by reason of the tenant's default shall not affect the obligations of Purchaser under this Agreement in any manner or entitle Purchaser to an abatement of or credit against the Purchase Price or give rise to any other claim on the part of Purchaser provided Purchaser consented to such termination pursuant to Section 5.4(e) hereof.

          (d) Lease Brokerage.  There are no lease brokerage agreements, leasing
              ---------------
     commission agreements or other agreements to which Seller is a party providing for payments of any amounts for leasing activities or procuring tenants with respect to the Property other than as disclosed in Exhibit
                                                                     -------
     1.1(e).
     ------

          (e) No Violations.  Seller has not received prior to the Effective
              -------------
     Date any written notification from any governmental or public authority (i) that the Property is in violation of any applicable fire, health, building, use, occupancy or zoning laws where such violation remains outstanding and, to Seller's knowledge, no such violation exists (except that Seller makes no representation as to the existence of any violation of ADA), or (ii) that any work is required to be done upon or in connection with the Property, where such work remains outstanding.

          (f) Taxes and Assessments.  True and complete copies of the most
              ---------------------
     recent real estate tax bills for the Property have been delivered to Purchaser.

          (g) Condemnation.  No condemnation proceedings relating to the
              ------------
     Property are pending or, to Seller's knowledge, threatened.

          (h) Insurance.  Seller has not received any written notice from any
              ---------
     insurance company or board of fire underwriters of any defects or inadequacies in or on the Property or any part or component thereof that would materially and adversely affect the insurability of the Property or cause any material increase in the premiums for insurance for the Property that have not been cured or repaired.

          (i) Environmental Matters.  Except as set forth in any environmental
              ---------------------
     assessment reports in Seller's possession and delivered to Purchaser on or before the Effective Date, Seller has received no written notification that any governmental or quasi-governmental authority has alleged that there are any, and to Seller's knowledge there exist no, violations of environmental statutes, ordinances or regulations regarding Hazardous Substances at the Property. As used herein, "Hazardous Substances" means all hazardous or toxic materials, substances, pollutants, contaminants, or wastes currently identified as a hazardous substance or waste in the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (commonly known as "CERCLA"), as amended, the Superfund Amendments and Reauthorization Act (commonly known as "SARA"), the Resource Conservation and Recovery Act (commonly known as "RCRA"), or any other federal, state or local legislation or ordinances applicable to the Property.

          (j) Existing Loan.  The documents evidencing and securing the Existing
              -------------
     Loan (the "Existing Loan Documents") are listed on Exhibit 5.1(j). There
                                                        --------------
     are no documents evidencing or securing the Existing Loan other than the Existing Loan Documents. The Existing Loan Documents have not been amended or modified. Neither Seller nor OPCC has received any written notice of default in connection with the Existing Loan Documents that has not been cured, and Seller has no knowledge of any other uncured default by Seller, including, without limitation, an "Event of Default" under Section 3.01.C. of the Mortgage listed on Exhibit 5.1(j). Seller has paid all amounts
                               --------------
     currently due and payable under the Existing Loan Documents. Seller has not given any written notice of default under the Existing Loan Documents and has no knowledge of any material default by Lender under the Existing Loan Documents. Seller has not assigned any interest in the Existing Loan or the Existing Loan Documents.

          (k) ADA Compliance.  Seller has not received prior to the Effective
              --------------
     Date any written notice from any governmental or public authority, tenant or employee or invitee of any tenant alleging that the Property or any portion thereof is in violation of ADA.

          (l) Operating Agreements.  To Seller's knowledge, the Operating
              --------------------
     Agreements Schedule lists all contracts and agreements relating to the upkeep, repair, maintenance and operation of the Property which will extend beyond the date of Closing, including equipment leases. The Operating Agreements are in full force and effect and, to Seller's knowledge, neither Seller nor any other party to the Operating Agreements is in material default thereunder.

          (m) Personal Property.  To Seller's knowledge, Exhibit 1.1(c) attached
              -----------------                          --------------
     hereto is a list of all material tangible personal property owned by Seller relating to and used exclusively in connection with the operation of the Property.

          (n) Exhibits and Due Diligence Materials.  To Seller's knowledge, all
              ------------------------------------
     exhibits attached hereto (including the Lease Schedule, but excluding
     Exhibit 5.1(p)), and all Leases, Operating Agreements, third party reports and financial statements relating to the Property delivered to Purchaser pursuant to the terms of this Agreement, are true and correct in all material respects.

          (o) Licenses and Permits.  To Seller's knowledge, all licenses and
              --------------------
     permits necessary for the operation of the Property have been obtained by Seller and are in full force and effect.

          (p) Rent Roll.  To Seller's knowledge, the information set forth in
              ---------
     the Rent Roll attached hereto as Exhibit 5.1(p) is true and correct in all material respects. The provisions of this Section 5.1(p) shall not survive the Closing.

     5.2  Knowledge Defined.  References to the "knowledge" of Seller shall
          -----------------
refer only to the actual knowledge of the Designated Employees (as hereinafter defined), and shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller or any affiliate of either of them, to any property manager, or to any other officer, agent, manager, representative or employee of Seller or any affiliate thereof or to impose upon such Designated Employees any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains, except that one of the Designated Employees has discussed such matters with Donna L. Kline (the current property manager) and Ed Nemec (the current building engineer). As used herein, the term "Designated Employees" shall refer to Ignacio deQuesada, the asset manager of Seller, Michael Molletta, and Anne Marie Garavaglia. The foregoing persons are the persons currently employed by Seller or its property manager who would have knowledge of such matters.

     5.3  Survival of Seller's Representations and Warranties.  The
          ---------------------------------------------------
representations and warranties of Seller set forth in Section 5.1 as updated by the certificate of Seller to be delivered to Purchaser at Closing in accordance with Section 4.2(g) hereof (other than the representation set forth in Section 5.1(p) which shall not survive Closing), shall survive Closing for a period of two hundred seventy (270) days. No claim for a breach of any representation or warranty of Seller shall be actionable or payable (a) if the breach in question results from or is based on a condition, state of facts or other matter which was known to Purchaser prior to Closing, (b) unless the valid claims for all such breaches collectively aggregate more than One Hundred Thousand Dollars ($100,000), in which event the full amount of such claims shall be actionable, and (c) unless written notice containing a description of the specific nature of such breach shall have been given by Purchaser to Seller prior to the expiration of said two hundred seventy (270) day period and an action shall have been commenced by Purchaser against Seller within one year of Closing.

     5.4  Covenants of Seller.  Seller hereby covenants with Purchaser as
          -------------------
follows:

          (a) From the Effective Date hereof until the Closing or earlier termination of this Agreement, Seller shall operate and maintain the Property in a manner generally consistent with the manner in which Seller has operated and maintained the Property prior to the date hereof.

          (b) Seller shall use reasonable efforts (but without obligation to incur any cost or expense) to obtain and deliver to Purchaser prior to Closing, a Tenant Estoppel from each tenant occupying space in the Improvements.

          (c) A copy of any renewal or expansion of an existing Lease or of any new Lease which Seller wishes to execute between the Effective Date and the date of Closing will be submitted to Purchaser prior to execution by Seller. Purchaser agrees to notify Seller in writing within five (5) business days after its receipt thereof of either its approval or disapproval, including all Tenant Inducement Costs and leasing commissions to be incurred in connection therewith; provided, however, that Purchaser shall be deemed to have approved any extension of a lease term or expansion of premises demised under a Lease which expansion or extension is provided for in such Lease. In the event Purchaser informs Seller that Purchaser does not approve the renewal or expansion of the existing Lease or the new Lease, which approval shall not be unreasonably withheld, Seller shall not execute same. In the event Purchaser fails to notify Seller in writing of its approval or disapproval within the five (5) business day time period for such purpose set forth above, such failure shall be deemed the approval by Purchaser.

          (d) Seller shall have the right to continue to control the progress of and to make all decisions with respect to any contest of the real estate taxes for the Property assessed (i) during the calendar year 1999 (and payable in 2000), and (ii) all prior tax years. Seller shall from time to time, upon request by Purchaser, update Purchaser on the status of any such tax contest. Purchaser shall have the right to control the progress of and to make all decisions with respect to any tax contest of the real estate taxes for the Property due and payable during all tax years thereafter. All real estate tax refunds and credits received after Closing with respect to the Property shall be applied in the following order of priority: first, to
                                                                       -----
     pay the out-of-pocket costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with obtaining such tax refund or credit; second, to pay any amounts due to any past or present tenant of the
             ------
     Property as a result of such tax refund or credit to the extent required pursuant to the terms of the Leases or any prior leases not in effect on the date of the Closing; and third, apportioned between Purchaser and
                                  -----
     Seller in the same manner as such taxes were prorated between Purchaser and Seller pursuant to Section 4.4 hereof. The provisions of this section 5.4(d) shall survive the Closing.

          (e) From the Effective Date until the Closing, Seller shall not terminate any Lease or apply any Security Deposit against amounts owed Seller by any tenant without the prior consent of Purchaser, which consent may not be unreasonably withheld, conditioned or delayed.

          (f) From the Effective Date until the Closing, Seller shall not extend, renew, replace or modify any Operating Agreement or enter into a new Operating Agreement which can not be terminated by the owner of the Property without penalty upon not more than thirty (30) days notice without the prior consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed.

          (g) From the Effective Date until the Closing or the earlier termination of this Agreement, Seller shall not enter into any contract for the sale of the Property with any other party or voluntarily encumber the Property.

          (h) Seller shall file a notice of sale of assets with the Illinois Department of Revenue ("IDR") in connection with the requirements of the Illinois Income Tax Act, 35 ILCS 5/902(d) and the Retailers' Occupation Tax Act, 35ILCS 120/5j (the "Illinois Tax Acts") and with the City of Chicago Department of Revenue ("CDR"), in connection with the provisions of Section 3-4-140 of the Uniform Revenue Procedures Act (the "Chicago Act") and shall provide Purchaser with copies of same. Seller shall be responsible for delivering at or prior to the Closing a certificate from each of the IDR and the CDR stating that no assessed but unpaid tax, penalties or interest are due under the Illinois Tax Act or the Chicago Act. In the event Seller does not obtain such certificates, then Seller shall provide to Purchaser an indemnification agreement reasonably acceptable to Purchaser, whereby Seller shall indemnify, defend and hold Purchaser harmless of, from and against any and all claims, costs, damages, expenses, liabilities or losses which Purchaser may incur or suffer as a result of Seller's failure to comply with the provisions of the Illinois Tax Acts or the Chicago Act, as applicable. In the event the IDR or CDR delivers a notice of taxes due, Seller shall pay such taxes at Closing or if Seller disputes such taxes, Seller shall deposit with Escrow Agent the amount of taxes due as set forth in such notice. Upon resolution of such dispute the amount held in escrow shall be paid to Seller to the extent not used to pay any taxes which Seller and IDR or CDR agree are payable.

          (i) Seller shall perform the work described on Exhibit 5.4(i)
                                                         --------------
     attached hereto, at Seller's sole cost and expense, in a good and workmanlike manner substantially in accordance with any existing plans and specifications. Seller shall use reasonable efforts to complete such work prior to Closing, but in the event such work is not completed by Closing, Seller shall assign to Purchaser any contracts for such work and shall give Purchaser a credit at Closing for the unpaid amounts payable under the contracts for such work to complete such work.

     5.5  Representations and Warranties of Purchaser.  Purchaser hereby
          -------------------------------------------
represents and warrants to Seller:

          (a) Purchaser has the full right, power and authority to purchase the Property as provided in this Agreement and to carry out Purchaser's obligations hereunder, and all requisite action necessary to authorize Purchaser to enter into this Agreement and to carry out its obligations hereunder have been, or by the Closing will have been, taken. The person signing this Agreement on behalf of Purchaser is authorized to do so. This Agreement and all documents executed by Purchaser at Closing are and will be the legal, valid and binding obligations of Purchaser and will not violate any provision of any agreement or judicial order to which Purchaser is subject.

          (b) There is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Purchaser which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

     5.6  Survival of Purchaser's Representations and Warranties.  The
          ------------------------------------------------------
representation and warranties of Purchaser set forth in Section 5.5 shall survive Closing for a period of two hundred seventy (270) days.

     5.7  Covenants of Purchaser.  Purchaser hereby covenants with Seller that
          ----------------------
Purchaser shall, in connection with its investigation of the Property during the Inspection Period, inspect the Property for the presence of Hazardous Substances (as defined in Section 5.1(i) hereof), and, if Purchaser terminates this Agreement for any reason, shall furnish to Seller copies of those reports received by Purchaser in connection with any such inspection. Purchaser hereby assumes full responsibility for the performance and payment of such inspections and, except for claims based on representations or warranties contained in
Section 5.1(i), irrevocably waives any claim against Seller arising from the presence of Hazardous Substances on the Property. Purchaser shall also furnish to Seller copies of any other reports received by Purchaser relating to any other inspections of the Property conducted on Purchaser's behalf, if any (including, specifically, without limitation, any reports analyzing compliance of the Property with the provisions of the Americans with Disabilities Act ("ADA"), 42 U.S.C. (S)12101, et seq., if applicable).
                             -- ---


                                   ARTICLE VI

                                    DEFAULT

     6.1  Default by Purchaser.  If Purchaser defaults for any reason other than
          --------------------
Seller's default or the permitted termination of this Agreement by either Seller or Purchaser as herein expressly provided, and such default continues for two
(2) business days, Seller shall be entitled, as its sole remedy, to terminate this Agreement and receive the Earnest Money as liquidated damages for the breach of this Agreement, it being agreed between the parties hereto that the actual damages to Seller in the event of such breach are impractical to ascertain and the amount of the Earnest Money is a reasonable estimate thereof.

     6.2  Default by Seller.  In the event that Seller fails to consummate this
          -----------------
Agreement for any reason other than Purchaser's default or the permitted termination of this Agreement by Seller or Purchaser as herein expressly provided, and such failure continues for two (2) business days, Purchaser shall be entitled, as its sole remedy, either (a) to receive the return of the Earnest Money and the payment by Seller of all out-of-pocket third party costs and expenses actually incurred by Purchaser in connection with this Agreement (including, without limitation, costs incurred in the performance of tests, inspections and other due diligence and reasonable attorneys' fees incurred by Purchaser in connection with this Agreement) up to a maximum of $150,000, which return and payment shall operate to terminate this Agreement and release Seller from any and all liability hereunder, or (b) to enforce specific performance of Seller's obligations hereunder. Except as provided in clause (a) above, Purchaser expressly waives its rights to seek damages in the event of Seller's default hereunder and Seller's failure to consummate this Agreement. Purchaser shall be deemed to have elected to terminate this Agreement and receive back the Earnest Money if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction in the county and state in which the Property is located, on or before sixty (60) days following the date upon which Closing was to have occurred.

                                  ARTICLE VII

                                 RISK OF LOSS

     7.1  Minor Damage.  In the event of loss or damage to the Property or any
          ------------
portion thereof which is not "major" (as hereinafter defined), this Agreement shall remain in full force and effect and Seller shall assign to Purchaser all of Seller's right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies (including rent loss insurance, to the extent assignable, relating to the period from and after Closing) or condemnation awards relating to the premises in question. The Purchase Price shall be reduced by an amount equal to the deductible amount under Seller's insurance policy. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser.

     7.2  Major Damage.  In the event of a "major" loss or damage, either Seller
          ------------
or Purchaser may terminate this Agreement by written notice to the other party, in which event the Earnest Money shall be returned to Purchaser. If neither Seller nor Purchaser elects to terminate this Agreement within ten (10) days after Seller sends Purchaser written notice of the occurrence of major loss or damage, then Seller and Purchaser shall be deemed to have elected to proceed with Closing, in which event Seller shall assign to Purchaser all of Seller's right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies (including rent loss insurance, to the extent assignable, relating to the period from and after Closing) or condemnation awards relating to the premises in question. The Purchase Price shall be reduced by an amount equal to the deductible amount under Seller's insurance policy. In the event of a "major" loss or damage pursuant to Section 7.3(ii) hereof, the Closing shall be delayed until such time as the material impairment of use of the Property is alleviated. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser.

     7.3  Definition of "Major" Loss or Damage.  For purposes of Sections 7.1
          ------------------------------------
and 7.2, "major" loss or damage refers to the following: (i) loss or damage to the Property or any portion thereof such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage would be, in the opinion of an architect selected by Seller and reasonably approved by Purchaser, equal to or greater than Two Million and No/100 Dollars ($2,000,000.00), (ii) loss or damage to the Property or any portion thereof which materially impairs the use thereof for a period in excess of forty-five (45) days, and (iii) any loss due to a condemnation which permanently and materially impairs the current use of the Property. If Purchaser does not give notice to Seller of Purchaser's reasons for disapproving an architect within five (5) business days after receipt of notice of the proposed architect, Purchaser shall be deemed to have approved the architect selected by Seller.

                                  ARTICLE VIII

                                  COMMISSIONS

     8.1  Brokerage Commissions.  Each party represents to the other that there
          ---------------------
has been no broker or finder engaged in connection with the sale of the Property other than Eastdil Realty Company, L.L.C. (the "Broker"). Seller agrees to pay any fee payable to Broker pursuant to a separate written agreement between Seller and Broker. Each party agrees that should any claim be made for brokerage commissions or finder's fees by any broker or finder other than the Broker by, through or on account of any acts of said party or its representatives, said party will indemnify and hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense in connection therewith. The provisions of this paragraph shall survive Closing.


                                  ARTICLE IX

                            DISCLAIMERS AND WAIVERS

     9.1  No Reliance on Documents.  Except as expressly stated herein, Seller
          ------------------------
makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information delivered by Seller to Purchaser in connection with the transaction contemplated hereby. Purchaser acknowledges and agrees that all materials, data and information delivered by Seller to Purchaser in connection with the transaction contemplated hereby are provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly stated herein. Without limiting the generality of the foregoing provisions, Purchaser acknowledges and agrees that (a) any environmental or other report with respect to the Property which is delivered by Seller to Purchaser shall be for general informational purposes only, (b) Purchaser shall not have any right to rely on any such report delivered by Seller to Purchaser, but rather will rely on its own inspections and investigations of the Property and any reports commissioned by Purchaser with respect thereto, and (c) neither Seller, any affiliate of Seller nor the person or entity which prepared any such report delivered by Seller to Purchaser shall have any liability to Purchaser for any inaccuracy in or omission from any such report.

     9.2 DISCLAIMERS.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS
         -----------
UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESSED OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ZONING, TAX CONSEQUENCES, LATENT OR PATENT PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTY WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF THE PROPERTY DOCUMENTS OR ANY OTHER

INFORMATION PROVIDED BY OR ON BEHALF OF SELLER TO PURCHASER, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY. PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS, WITH ALL FAULTS", EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT. PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESSED OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, PROPERTY INFORMATION PACKAGES DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY SELLER, THE MANAGER OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT. PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT. UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER'S INVESTIGATIONS, AND PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER'S PARTNERS AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER'S PARTNERS AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL LAWS) AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY. PURCHASER AGREES THAT SHOULD ANY CLEANUP, REMEDIATION OR REMOVAL OF HAZARDOUS SUBSTANCES OR OTHER ENVIRONMENTAL CONDITIONS ON THE PROPERTY BE REQUIRED AFTER

THE DATE OF CLOSING, SUCH CLEAN-UP, REMOVAL OR REMEDIATION SHALL BE THE RESPONSIBILITY OF AND SHALL BE PERFORMED AT THE SOLE COST AND EXPENSE OF PURCHASER, UNLESS SUCH CLAIM RESULTS FROM A BREACH OF ANY APPLICABLE REPRESENTATION OR WARRANTY OF SELLER HEREUNDER AND CLAIM IS MADE BY PURCHASER IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.3.

     9.3   Survival of Disclaimers.  Seller and Purchaser agree that the
           -----------------------
provisions of this Article IX shall survive Closing.

                                   ARTICLE X

                                 MISCELLANEOUS

     10.1  Confidentiality.  Purchaser shall maintain strict confidentiality
           ---------------
with regard to all material provided to or made available to Purchaser and the knowledge which Purchaser acquires from its investigation of and other due diligence with respect to the Property; provided, however, Purchaser shall have the right to share such material and knowledge with its lender, attorneys, consultants in the acquisition of the Property, and other professionals employed in assisting in the acquisition of the Property; provided further, however, that all such lender, attorneys, consultants and other professionals shall likewise maintain such material and knowledge in strict confidentiality. If, for any reason, the sale of the Property is not consummated between Purchaser and Seller, Purchaser must return to Seller all documents and materials mentioned above immediately upon Seller's written request. The provisions of this Section
10.1 shall survive the termination of this Agreement.

     10.2  Public Disclosure.  Any release to the public of information with
           -----------------
respect to the sale contemplated herein will be made only in the form approved by Purchaser and Seller.

     10.3  Discharge of Obligations.  The acceptance of the Deed by Purchaser
           ------------------------
shall be deemed to be a full performance and discharge of every representation and warranty made by Seller and Purchaser herein and every agreement and obligation on the part of Seller and Purchaser to be performed pursuant to the provisions of this Agreement, except those which are herein specifically stated to survive Closing.

     10.4  Assignment.  Purchaser may not assign its rights under this Agreement
           ----------
without first obtaining Seller's written approval, which approval may be given or withheld in Seller's sole discretion. Any transfer, directly or indirectly, of any stock, partnership interest or other ownership interest in Purchaser without Seller's written approval, which approval may be given or withheld in Seller's sole discretion, shall constitute a default by Purchaser under this Agreement. Notwithstanding the foregoing, Purchaser may assign this Agreement to an entity directly or indirectly owned or controlled by, or in common control with, Tishman Speyer/Travelers Real Estate Venture IV, LLC, without the consent of, but upon delivery of notice thereof to Seller.

     10.5  Notices.  Any notice pursuant to this Agreement shall be given in
           -------
writing by (a) personal delivery, or (b) reputable overnight delivery service with proof of delivery, or (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given either at the time of personal delivery if on a business day, or, in the case of expedited delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein on a business day, or, in the case of facsimile transmission, as of the date of the facsimile transmission on a business day provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

                                 If to Seller:

                                 Overseas Partners (Madison Plaza) LLC
                                 115 Perimeter Center Place
                                 Suite 940
                                 Atlanta, Georgia 30346
                                 Attn.:    Michael Molletta
                                 TELECOPY: (770) 913-6756

                                      and:

                                 Attn:     Legal Department
                                 TELECOPY: (770) 913-6756


          with a copy to:        Katten Muchin Zavis
                                 525 West Monroe Street
                                 Suite 1600
                                 Chicago, Illinois 60661
                                 Attn.:    Ira J. Swidler, Esq.
                                 TELECOPY: (312) 902-1061


          If to Purchaser:
                                 TST Madison Plaza, LLC
                                 c/o Tishman Speyer Properties
                                 520 Madison Avenue
                                 New York, NY 10022
                                 Attn.:  Chief Financial Officer
                                 TELECOPY:

                                      and

                                 Tishman Speyer Properties
                                 500 West Monroe Street
                                 Suite 2700
                                 Chicago, Illinois 60661
                                 Attn.:  Robert deLeeuw
                                 TELECOPY: (312) 207-1123

            with a copy to:
                                 Gould & Ratner
                                 222 North LaSalle Street
                                 Suite 800
                                 Chicago, Illinois 60601
                                 Attn:   Stephen P. Sandler, Esq.
                                 TELECOPY: (312) 236-3241


     10.6   Modifications.  This Agreement cannot be changed orally, and no
            -------------
executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     10.7   Intentionally Omitted.
            ---------------------

     10.8   Calculation of Time Periods.  Unless otherwise specified, in
            ---------------------------
computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday under the laws of the State in which the Property is located, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday. The final day of any such period shall be deemed to end at 5 p.m., Eastern time.

     10.9   Successors and Assigns. The terms and provisions of this Agreement
            ----------------------
are to apply to and bind the permitted successors and assigns of the parties hereto.

     10.10  Entire Agreement.  This Agreement, including the Exhibits, contains
            ----------------
the entire agreement between the parties pertaining to the subject matter hereof and fully supersedes all prior written or oral agreements and understandings between the parties pertaining to such subject matter.

     10.11  Further Assurances.  Each party agrees that it will without further
            ------------------
consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Agreement. Without limiting the generality of the foregoing, Purchaser shall, if requested by Seller, execute acknowledgments of receipt with respect to any materials delivered by Seller to Purchaser with respect to the Property. The provisions of this Section 10.11 shall survive Closing.

     10.12  Counterparts.  This Agreement may be executed in counterparts, and
            ------------
all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving this Agreement.

     10.13  Severability.  If any provision of this Agreement is determined by a
            ------------
court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

     10.14  Applicable Law.  This Agreement is performable in the state and
            --------------
county in which the Property is located and shall in all respects be governed by, and construed in accordance with, the substantive federal laws of the United States and the laws of such state. Seller and Purchaser hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the state in which the Property is located in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in a state or federal court sitting in the state and county in which the Property is located. Purchaser and Seller agree that the provisions of this section 10.14 shall survive the Closing of the transaction contemplated by this Agreement.

     10.15  No Third Party Beneficiary.  The provisions of this Agreement and of
            --------------------------
the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

     10.16  Exhibits and Schedules.  The following schedules or exhibits
            ----------------------
attached hereto shall be deemed to be an integral part of this Agreement:

            (a)    Exhibit 1.1(a)          -   Legal Description of the Land
            (b)    Exhibit 1.1(c)          -   Personal Property
            (c)    Exhibit 1.1(d)          -   Lease Schedule
            (d)    Exhibit 1.1(e)          -   Operating Agreements Schedule
            (e)    Exhibit 3.1             -   Due Diligence Items
            (f)    Exhibit 4.2(a)          -   Deed
            (g)    Exhibit 4.2(b)          -   Bill of Sale
            (h)    Exhibit 4.2(c)          -   Assignment and Assumption of
                                               Leases
            (i)    Exhibit 4.2(d)          -   Assignment and Assumption of
                                               Operating Agreements
            (j)    Exhibit 4.4(b)(iv)(A)   -   Protected Tenant List
            (k)    Exhibit 4.4(b)(iv)(B)   -   Tenant Inducement Costs and
                                               Leasing Commissions Payable by
                                               Seller

            (l)    Exhibit 4.6(d)(i)       -   Tenant Estoppel Form
            (m)    Exhibit 4.6(d)(ii)      -   Major Tenants
            (n)    Exhibit 4.6(d)(iii)     -   Seller Estoppel Form
            (o)    Exhibit 5.1(j)          -   Existing Loan Documents
            (p)    Exhibit 5.1(p)          -   Rent Roll
            (q)    Exhibit 5.4(i)          -   Seller's Work


     10.17  Captions.  The section headings appearing in this Agreement are for
            --------
convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     10.18  Construction.   The parties acknowledge that the parties and their
            ------------
counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

     10.19  Termination of Agreement.  It is understood and agreed that if
            ------------------------
either Purchaser or Seller terminates this Agreement pursuant to a right of termination granted hereunder, such termination shall operate to relieve Seller and Purchaser from all obligations under this Agreement, except for such obligations as are specifically stated herein to survive the termination of this Agreement.

     10.20  Survival.  The provisions of the following Sections of this
            --------
Agreement shall survive Closing and shall not be merged into the execution and delivery of the Deed: 3.1; 4.2(j); 4.4; 5.1 (other than 5.1(p)); 5.3; 5.4(d);
5.4(h); 5.6; 8.1; 9.3; 10.2; 10.11; and 10.14.

     10.21  Non-Recourse.  It is expressly understood and agreed that the
            ------------
liability of Purchaser under this Agreement is limited to, and shall be realized against, the assets of Purchaser and no direct or indirect partner, member, shareholder, or other equity holder of Purchaser, or any director, officer, or agent of any of them shall have any liability for the performance of any covenant, express or implied, contained herein, all such personal liability, if any, being expressly waived by each and every person now or hereinafter claiming any right or interest in this Agreement. For purposes of the foregoing, a negative capital account of any such member shall not be considered an asset of Purchaser.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.



                         SELLER:

                         OVERSEAS PARTNERS (MADISON PLAZA) LLC, an Illinois limited liability company

                         By: Overseas Partners (333), Inc., an Illinois corporation, its manager


                              By:    /s/ Michael J. Molletta
                                 ----------------------------------
                              Name:  Michael J. Molletta
                              Its:   Vice President



                         PURCHASER:

                         TST MADISON PLAZA, LLC, a Delaware limited liability company

                         By:    /s/ Andrew J. Nathan
                            ----------------------------------
                         Name:  Andrew J. Nathan
                         Title: Vice President

                FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
                ----------------------------------------------

     THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment"), is made and entered into this 27th day of December, 2000 by and between OVERSEAS PARTNERS (MADISON PLAZA) LLC, an Illinois limited liability company ("Seller"), and TST MADISON PLAZA, LLC, a Delaware limited liability company ("Purchaser").

                                   RECITALS
                                   --------

     WHEREAS, Seller and Purchaser are parties to that certain Purchase and Sale Agreement, dated as of November 27, 2000 (the "Agreement"), respecting the sale of certain real property and improvements located in Chicago, Illinois; and

     WHEREAS, Seller and Purchaser have agreed to modify and amend the Agreement as herein provided.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Defined Terms. All capitalized items used herein and not otherwise
        -------------
defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

     2. Purchase Price. The Purchase Price is hereby reduced by $200,000.00 to
        --------------
an amount equal to ONE HUNDRED FIFTY-NINE MILLION EIGHT HUNDRED THOUSAND DOLLARS ($159,800,000).

     3. Waiver of Right of Termination. Purchaser hereby waives its right to
        ------------------------------
terminate the Agreement prior to the end of the Inspection Period pursuant to
Section 3.2 of the Agreement. Purchaser shall be bound to proceed to Closing and consummate the transaction contemplated by the Agreement pursuant to the terms of the Agreement as modified by this Amendment.

     4. Approval by Lender. As of the date hereof, Lender has not consented to
        ------------------
the assumption by Purchaser of the Existing Loan and the release of Seller, OPCC and OHC from all obligations and liability relating to the Existing Loan, relating to the period from and after the date of Closing. In addition, Purchaser desires to have made (the "Loan Modifications"). Accordingly, pursuant to Section 1.7(b) of the Agreement, Seller and Purchaser agree to extend the date by which such consent and release must be obtained to January 12, 2001. In addition, in the event Purchaser does not obtain Lender's agreement to the Loan Modifications by such date, Purchaser shall have the right to terminate the Agreement by giving Seller notice thereof prior to 5:00pm (Eastern Standard
Time) on January 12, 2001. If Purchaser gives such notice to Seller on or before such date, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser.

     5. Ratification. Except as amended hereby, the Agreement shall continue in
        ------------
full force and effect and is hereby ratified and confirmed.

     6. Counterparts. This Amendment may be executed in counterparts, and all
        ------------
such executed counterparts shall constitute the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their behalf as of the day and year first above written.

                                  SELLER

                                  OVERSEAS PARTNERS (MADISON PLAZA) LLC,
                                  an Illinois limited liability company

                                  By: Overseas Partners (333), Inc., an Illinois
                                      corporation, its manager

                                      By: /s/ Michael J. Molletta
                                          -----------------------------
                                      Name: Michael J. Molletta
                                      Its: Vice President


                                  PURCHASER

                                  TST MADISON PLAZA, LLC, a Delaware limited liability company

                                  By: /s/ Andrew J. Nathan
                                      ------------------------------
                                  Name: Andrew J. Nathan
                                  Its: Vice President

                SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
                -----------------------------------------------

     THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Second Amendment"), is made and entered into this 12th day of January, 2001 by and between OVERSEAS PARTNERS (MADISON PLAZA) LLC, an Illinois limited liability company ("Seller"), and TST MADISON PLAZA, LLC, a Delaware limited liability company ("Purchaser").

                                   RECITALS
                                   --------

     WHEREAS, Seller and Purchaser are parties to that certain Purchase and Sale Agreement, dated as of November 27, 2000, as amended by the First Amendment to Purchase and Sale Agreement (the "First Amendment") dated as of December 27, 2000 (the "Agreement"), respecting the sale of certain real property and improvements located in Chicago, Illinois; and

     WHEREAS, Seller and Purchaser have agreed to modify and amend the Agreement as herein provided.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.  Defined Terms.  All capitalized items used herein and not otherwise
         -------------
defined herein shall have the meanings ascribed to such terms in the Agreement.

     2.  Closing.  The Closing shall occur on February 1, 2001, or such earlier
         -------
date mutually agreed to by Seller and Purchaser.

     3.  Ratification.  Except as amended hereby, the Agreement shall continue
         ------------
in full force and effect and is hereby ratified and confirmed.

     4.  Counterparts.  This Second Amendment may be executed in counterparts,
         ------------
and all such executed counterparts shall constitute the same agreement.



                    [REST OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed on their behalf as of the day and year first above written.


                              SELLER:

                              OVERSEAS PARTNERS (MADISON PLAZA) LLC, an Illinois limited liability company

                              By: Overseas Partners (333), Inc., an Illinois corporation, its manager


                                    By: /s/ Michael J. Molletta
                                        ----------------------------
                                    Name: Michael J. Molletta
                                    Its: Vice President


                              PURCHASER:

                              TST MADISON PLAZA, LLC, a Delaware limited liability company


                              By: /s/ Andrew J. Nathan
                                  -----------------------
                              Name: Andrew J. Nathan
                              Its: Vice President

                THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT
                ----------------------------------------------

     THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Third Amendment"), is made and entered into this 26th day of January, 2001 by and between OVERSEAS PARTNERS (MADISON PLAZA) LLC, an Illinois limited liability company ("Seller"), and TST MADISON PLAZA, LLC, a Delaware limited liability company ("Purchaser").

                                   RECITALS
                                   --------

     WHEREAS, Seller and Purchaser are parties to that certain Purchase and Sale Agreement dated as of November 27, 2000 (the "Main Agreement"), as amended by a First Amendment to Purchase and Sale Agreement dated as of December 27, 2000 (the "First Amendment") and as amended by a Second Amendment to Purchase and Sale Agreement dated as of January 12, 2001 (the "Second Amendment") (the Main Agreement, the First Amendment and Second Amendment are herein together referred to collectively as the "Agreement"), respecting the sale of certain real property and improvements located in Chicago, Illinois; and

     WHEREAS, Seller and Purchaser have agreed to modify and amend the Agreement as herein provided.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.  Defined Terms.  All capitalized items used herein and not otherwise
         -------------
defined herein shall have the meanings ascribed to such terms in the Agreement.

     2.  Closing.  The Closing shall occur on February 9, 2001, or such earlier
         -------
date mutually agreed to by Seller and Purchaser.

     3.  Approval by Lender.  As of the date hereof, (a) Lender has not
         ------------------
consented to the assumption by Purchaser of the Existing Loan and the release of Seller, OPCC and OHC from all obligations and liability relating to the Existing Loan, relating to the period from and after the date of Closing and (b) Purchaser and Lender have not agreed on the Loan Modifications (as defined in the First Amendment). Accordingly, Seller and Purchaser agree to extend the date by which such consent and release must be obtained and the date by which Purchaser may terminate the Agreement pursuant to Paragraph 4 of the First Amendment, to February 2, 2001.

     4.  Ratification.  Except as amended hereby, the Agreement shall continue
         ------------
in full force and effect and is hereby ratified and confirmed.

     5.  Counterparts.  This Third Amendment may be executed in counterparts,
         ------------
and all such executed counterparts shall constitute the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed on their behalf as of the day and year first above written.


                              SELLER:

                              OVERSEAS PARTNERS (MADISON PLAZA) LLC,
                              an Illinois limited liability company

                              By:  Overseas Partners (333), Inc., an Illinois
                                    corporation, its manager


                                    By: /s/ Michael J. Molletta
                                        --------------------------
                                    Name: Michael J. Molletta
                                    Its: Vice President


                              PURCHASER:

                              TST MADISON PLAZA, LLC, a Delaware limited liability company


                              By: /s/ Andrew J. Nathan
                                  ------------------------
                              Name: Andrew J. Nathan
                              Its: Vice President

                FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT
                -----------------------------------------------

     THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Fourth Amendment"), is made and entered into this 2/nd/ day of February, 2001 by and between OVERSEAS PARTNERS (MADISON PLAZA), LLC, an Illinois limited liability company ("Seller"), and TST MADISON PLAZA, LLC, a Delaware limited liability company ("Purchaser").

                                   RECITALS
                                   --------

     WHEREAS, Seller and Purchaser are parties to that certain Purchase and Sale Agreement dated as of November 27, 2000, (the "Main Agreement"), as amended by a First Amendment to Purchase and Sale Agreement dated as of December 27, 2000 (the "First Amendment"), as amended by a Second Amendment to Purchase and Sale Agreement dated as of January 12, 2001 (the "Second Amendment") and as amended by a Third Amendment to Purchase and Sale Agreement dated as of January 26, 2001 (the "Third Amendment") (the Main Agreement, First Amendment, Second Amendment and Third Amendment are herein together referred to collectively as the "Agreement"), respecting the sale of certain real property and improvements located in Chicago, Illinois; and

     WHEREAS, Seller and Purchaser have agreed to modify and amend the Agreement as herein provided.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.  Defined Terms.  All capitalized items used herein and not otherwise
         -------------
defined herein shall have the meanings ascribed to such terms in the Agreement.

     2.  Closing.  The Closing shall occur on February 9, 2001, or such earlier
         -------
date mutually agreed to by Seller and Purchaser.

     3.  Approval by Lender.  As of the date hereof, (a) Lender has not
         ------------------
consented to the assumption by Purchaser of the Existing Loan and the release of Seller, OPCC and OHC from all obligations and liability relating to the Existing Loan, relating to the period from and after the date of Closing and (b) Purchaser and Lender have not agreed on the Loan Modifications (as defined in the First Amendment). Accordingly, Seller and Purchaser agree to extend the date by which such consent and release must be obtained and the date by which Purchaser may terminate the Agreement pursuant to Paragraph 4 of the First Amendment, to February 6, 2001.

     4.  Ratification.  Except as amended hereby, the Agreement shall continue
         ------------
in full force and effect and is hereby ratified and confirmed.

     5.  Counterparts.  This Fourth Amendment may be executed in counterparts,
         ------------
and all such executed counterparts shall constitute the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed on their behalf as of the day and year first above written.


                              SELLER:

                              OVERSEAS PARTNERS (MADISON PLAZA), LLC, an
                              Illinois limited liability company

                              By: Overseas Partners (333), Inc., an Illinois corporation, its manager


                                    By: /s/ Michael J. Molletta
                                        -----------------------------
                                    Name: Michael J. Molletta
                                    Its: Vice President


                              PURCHASER:

                              TST MADISON PLAZA, LLC, a Delaware limited liability company


                              By: /s/ Andrew J. Nathan
                                  --------------------------
                              Name: Andrew J. Nathan
                              Its: Vice President

                FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT
                ----------------------------------------------

     THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Fourth Amendment"), is made and entered into this 6th day of February, 2001 by and between OVERSEAS PARTNERS (MADISON PLAZA), LLC, an Illinois limited liability company ("Seller"), and TST MADISON PLAZA, LLC, a Delaware limited liability company ("Purchaser").

                                   RECITALS
                                   --------

     WHEREAS, Seller and Purchaser are parties to that certain Purchase and Sale Agreement dated as of November 27, 2000, (the "Main Agreement"), as amended by a First Amendment to Purchase and Sale Agreement dated as of December 27, 2000 (the "First Amendment"), a Second Amendment to Purchase and Sale Agreement dated as of January 12, 2001 (the "Second Amendment"), a Third Amendment to Purchase and Sale Agreement dated as of January 26, 2001 (the "Third Amendment") and a Fourth Amendment to Purchase and Sale Agreement dated as of February 2, 2001 (the "Fourth Amendment") (the Main Agreement, First Amendment, Second Amendment, Third Amendment and fourth Amendment are herein together referred to collectively as the "Agreement"), respecting the sale of certain real property and improvements located in Chicago, Illinois; and

     WHEREAS, Seller and Purchaser have agreed to modify and amend the Agreement as herein provided.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.  Defined Terms.  All capitalized items used herein and not otherwise
         -------------
defined herein shall have the meanings ascribed to such terms in the Agreement.

     2.  Closing.  The Closing shall occur on February 16, 2001, or such earlier
         -------
date mutually agreed to by Seller and Purchaser.

     3.  Approval by Lender.  As of the dare hereof, (a) Lender has not
         ------------------
consented to the assumption by Purchaser of the Existing Loan and the release of Seller, OPCC and OHC from all obligations and liability relating to the Existing Loan, relating to the period from and after the date of Closing and (b) Purchaser and Lender have not agreed on the Loan Modifications (as defined in the First Amendment). Accordingly, Seller and Purchaser agree to extend the date by which such consent and release must be obtained and the date by which Purchaser may terminate the Agreement pursuant to Paragraph 4 of the First Amendment, to February 9, 2001.

     4.  Additional Earnest Money Deposit.  On February 7, 2001, Purchaser shall
         --------------------------------
deposit with the escrow Agent as additional Earnest Money, the sum of Five Hundred Thousand Dollars ($500,000.00) in good funds, either by certified bank or cashier's check or by federal wire transfer.

     5.  Ratification.  Except as amended hereby, the Agreement shall continue
         ------------
in full force and effect and is hereby ratified and confirmed.

     6.   Counterparts.  This Fifth Amendment may be executed in counterparts,
          ------------
and all such executed counterparts shall constitute the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed on their behalf as of the day and year first above written.


                              SELLER:

                              OVERSEAS PARTNERS (MADISON PLAZA), LLC, an
                              Illinois limited liability company

                              By: Overseas Partners (333), Inc., an Illinois corporation, its manager


                                   By: /s/ Michael J. Molletta
                                       ----------------------------
                                   Name: Michael J. Molletta
                                   Its: Vice President

                              PURCHASER:

                              TST MADISON PLAZA, LLC, a Delaware limited liability company

                              By: /s/ Andrew J. Nathan
                                  ----------------------------
                              Name: Andrew J. Nathan
                              Its: Vice President